Exhibit 10.1

AMENDED AND RESTATED PROMISSORY NOTE

This Amended and Restated Promissory Note represents an amendment and restatement of, and not a novation of, that certain Amended and Restated Promissory Note made by Makers in favor of the Lender dated effective January 20, 2025, as heretofore amended, restated, modified and supplemented from time to time, in the maximum principal amount of $9,000,000.00 (the “Existing Note”).

$12,000,000.00	Louisville, Kentucky

March 21, 2025

FOR VALUE RECEIVED, each of the undersigned, SYPRIS SOLUTIONS, INC., a Delaware corporation (“Solutions”), SYPRIS TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation and SYPRIS ELECTRONICS, LLC, a Delaware limited liability company (each a “Maker” and collectively, the “Makers”), hereby jointly and severally promise and agree to pay to the order of GILL FAMILY CAPITAL MANAGEMENT, INC., a Delaware corporation with principal office and place of business at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222 (the “Lender”), the principal sum of up to TWELVE MILLION DOLLARS ($12,000,000.00) (the “Loan”), together with interest thereon as provided below and as accumulated prior to the date hereof. The terms and provisions of this Amended and Restated Promissory Note (this “Note”) are as follows:

1.         Calculation of Interest. For the avoidance of doubt, from the date hereof to and until March 31, 2025, the outstanding principal balance of this Note shall bear interest at the rate in effect as of April 1, 2024, under the Existing Note. From April 1, 2025, to and until April 1, 2029, which date shall be the maturity date of this Note (the “Maturity Date”), the outstanding principal balance of this Note shall bear interest at a variable rate per annum to be adjusted on each April 1 to a rate equal to the greater of (i) eight percent (8.00%), or (ii) five hundred (500) basis points above the average of the United States Five (5) Year Treasury Note Rate as published by the Federal Reserve Board over the preceding ninety (90) days. Each change in the variable rate of this Note shall become effective without notice or demand of any kind as of the opening of business on the day such change is stated to occur as provided above.

2.         Payment of Principal and Interest. All principal and interest on this Note shall be due and payable as follows: (a) all accrued and unpaid interest, including without limitation, all accrued and unpaid interest due and owing by the Makers under the Existing Note as of the date hereof, shall be due and payable in consecutive quarterly installments commencing on April 1, 2025, and continuing on the first business day immediately succeeding each fiscal quarter end for Solutions, to and until the Maturity Date, (b) TWO MILLION DOLLARS ($2,000,000.00) of the outstanding principal due under this Note and all accrued and unpaid interest shall be paid on or before April 1, 2026, (c) TWO MILLION DOLLARS ($2,000,000.00) of the outstanding principal due under this Note plus all accrued and unpaid interest shall be paid on or before April 1, 2027, (d) FIVE MILLION DOLLARS ($5,000,000.00) of the outstanding principal due under this Note plus all accrued and unpaid interest shall be paid on or before April 1, 2028, and (e) the remaining entire unpaid principal balance of and all accrued and unpaid interest on this Note, together with all other amounts due and owing under this Note, shall be due and payable in full on the Maturity Date. Notwithstanding any statement herein to the contrary, on each interest payment date until April 1, 2026, the Makers may, at their sole election by prior written notice to the Lender, elect to defer, until April 1, 2026, the payment of up to one hundred percent (100%) of the interest to be paid hereunder on such date. In such event, the aggregate amount of any such deferred interest shall accrue interest thereon until paid at the same per annum rate applicable to the outstanding principal balance hereof as set forth in Section 1 above. In the event the Makers do not provide such prior written notice of interest payment deferment and Makers then proceed to fail to pay the full amount of interest then due and owing, Lender shall have all rights and remedies available to it under this Note and the Security Instruments as a result of such nonpayment.

Exhibit 10.1

3.         Interest Calculated on 30-Day Month. All accrued interest on this Note shall be calculated on the basis of the actual number of days elapsed over twelve (12) assumed months consisting of thirty (30) days each.

4.         Default Rate. Commencing five (5) days after written notice from the Lender (by facsimile transmission or otherwise) to the Makers to the effect that any installment of principal of and/or accrued interest on this Note is overdue (provided such notice shall be given no earlier than five (5) days after the due date of any such installment), such overdue installment of principal and/or accrued interest, provided it remains unpaid, shall commence to bear interest at the ten percent (10%) per annum (the “Default Rate”), and such overdue installment of principal and/or accrued interest together with all interest accrued thereon at the rate set forth herein shall continue to be immediately due and payable in full to the Lender. In the event the Lender accelerates the maturity date of this Note due to the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note together with all accrued and unpaid interest thereon shall, beginning five (5) days after notice of acceleration of the maturity date of this Note has been given to the Makers, commence to bear interest at the Default Rate, and all such unpaid principal together with all interest accrued and unpaid thereon, including, without limitation, all interest accrued and accruing thereon as provided in this sentence, shall continue to be immediately due and payable in full to the Lender.

5.         Place of Payment. All payments of principal and interest on this Note shall be made to the Lender in legal tender of the United States of America at its offices located at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222, or to such other person or such other place as may be designated in writing by the Lender.

6.         Security for Note. This Note shall be secured by a first priority security interest in all of the assets of the Makers and any guarantors of this Note, subject to certain exceptions as determined in Lender’s reasonable discretion. The security documents executed by Makers and the guarantors in favor of Lender in conjunction with this Note or in the future shall be referred to herein as the “Security Instruments”. Notwithstanding the forgoing, the Makers shall be able to take on additional indebtedness for the purchase of assets in the furtherance of the Makers business and grant purchase money security interests in such assets without the consent of the Lender.

7.         Representations and Warranties. Each Maker hereby jointly and severally represents and warrants to the Lender, as follows, which representations and warranties shall survive the execution and delivery of this Note and the making of the disbursement of Loan proceeds hereunder:

 7.1         Maker’s Existence. Each Maker is a duly organized or incorporated and validly existing corporation or limited liability company, as applicable, in good standing under the laws of the State of Delaware and has all requisite authority to own its property and to carry on its business as presently conducted. Each Maker is duly qualified to transact business and is validly existing and in good standing as a foreign entity in every foreign jurisdiction where the failure to so qualify would materially and adversely affect such Maker’s business or its properties.

Exhibit 10.1

 7.2         Authority of Makers. The obtaining of the Loan by each Maker from the Lender and the execution, delivery and performance by each Maker of this Note and the Security Instruments to which it is a party are within the organizational powers of each Maker, have been duly authorized by all of the Directors or Members of such Maker, are not in contravention of the Certificate of Incorporation, Certificate of Formation, Bylaws or Operating Agreement of such Maker, as applicable, or the terms of any indenture, agreement or undertaking to which such Maker is a party or by which it or any of its property is bound, and do not contravene the provisions of, or constitute a default under, or result in the creation of any lien (except as expressly contemplated herein) upon the property of such Maker under any indenture, mortgage, contract or other agreement to which such Maker is a party or by which it or any of its properties is bound. Each Maker is duly qualified to do business as a foreign limited liability company in each state in which it is so required to be qualified.

7.3         Taxes. Each Maker has filed or caused to be filed all federal, state and local tax returns which, to the knowledge of its Members or Directors, are required to be filed, and each Maker has paid or caused to be paid all taxes as shown on such returns, on any assessment received by such Maker. Each Maker has established reserves which are believed to be adequate for the payment of additional taxes for years that have not been audited by the respective tax authorities.

7.4         Enforceability. This Note and the Security Instruments to which any Maker is a party constitute valid and legally binding obligations of each such Maker, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally and to general principles of equity, whether asserted in an action at law or in equity.

8.         Affirmative Covenants. Each Maker hereby jointly and severally agrees that until the Loan and other secured indebtedness has been paid in full to the Lender and this Note has been terminated, each Maker, shall perform and observe all of the following provisions:

8.1         Financial Statements. Each Maker shall furnish to the Lender all financial statements and other financial information in form and at the times required to be furnished by the Lender.

8.2         Inspection. Each Maker covenants that it will permit the Lender and its employees and agents, at the Lender’s expense (unless an Event of Default has occurred hereunder, in which event the same shall be at the expense of said Maker) to examine corporate books and financial records of said Maker, and to discuss the affairs, finances and accounts of the Maker at such reasonable times and as often as the Lender may reasonably request.

8.3         Maker’s Existence. Each Maker shall preserve its existence as a limited liability company or corporation, as applicable, under the laws of the state of its respective organization or incorporation.

8.4         Further Assurances. Each Maker and guarantor shall execute and deliver to the Lender all agreements, documents and instruments, shall pay all filing fees and taxes in connection therewith and shall take such further actions as the Lender may reasonably request or as may be necessary or appropriate to effectuate the intent of this Note and the Security Instruments.

8.5         Notice of Default. The Makers shall promptly notify the Lender in writing of the occurrence of any Event of Default, specifying in connection with such notification all actions proposed to be taken to remedy such circumstance.

8.6         Notice of Legal Proceedings. The Makers shall, promptly upon becoming aware of the existence thereof, notify the Lender in writing of the institution of any litigation, legal proceeding, or dispute with any person or tribunal, that might materially and adversely affect the condition, financial or otherwise, or the earnings, affairs, business prospects or properties of any Maker.

Exhibit 10.1

8.7         Maintenance of Qualification and Assets. Each Maker shall at all times maintain: (i) its qualification to transact business and good standing as a foreign entity in all jurisdictions where the failure to so qualify would materially and adversely affect the nature of its properties or the conduct of its businesses; and (ii) all franchises, licenses, rights and privileges necessary for the proper conduct of its businesses.

8.8         Payment of Taxes and Claims. Each Maker shall pay all taxes imposed upon it or upon any of its properties or with respect to its franchises, business, income or profits before any material penalty or interest accrues thereon. Each Maker shall also pay all material claims (including without limitation claims for labor, services, materials and supplies) for sums which have or shall become due and payable and which by law have or might become a vendors lien or a mechanics, laborers’, materialmen’s, statutory or other lien affecting any of its properties; provided, however, that the respective Maker shall not be required to pay any such taxes or claims if (i) the amount, applicability or validity thereof is being contested in good faith by appropriate legal proceedings promptly initiated and diligently conducted and (ii) each Maker shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) adequate with respect thereto.

8.9         Ratification and Reaffirmation of Security Instruments. Each Maker absolutely and unconditionally acknowledges and agrees that its respective obligations under each Security Instrument to which it is a party remain in full force and effect and that it shall continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations thereof notwithstanding execution, delivery and performance of this Note by the Makers and the consummation of all transactions contemplated thereby, and that such obligations of each Maker under the Security Instruments to which it is a party shall not in any way be affected, diminished or modified by such execution, delivery, performance and consummation. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance of this Note, each Maker hereby reconfirms its assignment, pledge and grant under each applicable Security Instrument to which it is a party. The execution, delivery and performance of this Note by the Makers is not intended to, nor shall be construed under any circumstances to, impair or limit in any manner the validity, priority, and extent of any security interest in and liens upon the collateral of any Maker.

Exhibit 10.1

9.         Acceleration; Offset; Special Rights Relating to Collateral. Each of the following events shall constitute an “Event of Default” under this Note: (a) the Makers shall fail to pay the principal of and/or any accrued interest on this Note when due and such failure shall continue for more than five (5) days after such due date; (b) a representation contained herein or in any of the Security Agreements, Mortgages or Security Instruments shall be untrue or any Maker shall violate any of the other terms or covenants contained in this Note or in any of the Security Agreements, Mortgages or Security Instruments and such failure shall continue for a period of thirty (30) days after receipt by such Maker of notice thereof from the Lender; (c) any Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, in any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally, to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of said Maker or of a substantial part of the property or assets of said Maker under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar, law or (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of said Maker, or of a substantial part of the property or assets of said Maker; and any such proceeding or petition shall continue undismissed for sixty (60) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) consecutive days; or (e) if there occurs any other “Event of Default” as defined in the Security Instruments and the same continues past any applicable grace period. After the occurrence and continuation of any Event of Default, the Lender shall have full power and authority at any time or times to exercise, at its sole option, all or any one or more of the rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Kentucky (the “Kentucky UCC”), the Uniform Commercial Code of the State of Delaware (the “Delaware UCC”) and/or all other applicable laws, including without limitation, declare the entire unpaid principal balance of and all accrued and unpaid interest on this Note to be, whereupon the same shall be, immediately due and payable in full to the Lender (unless the Event of Default is of the type referred to in subsection (c) or (d) above, in which event the entire unpaid principal balance of and all accrued and unpaid interest on this Note shall automatically be due and payable in full to the Lender without notice or demand). If any Event of Default shall occur and be continuing, the Lender shall have the right then, or at any time thereafter, to set off against, and appropriate and apply toward the payment of the unpaid principal of and/or accrued and unpaid interest on this Note in such order as the Lender may select in its sole and absolute discretion, whether or not this Note shall then have matured or be due and payable and whether or not the Lender has declared this Note to be in default and immediately due and payable, any and all deposit balances and other sums and indebtedness and other property then held or owed by the Lender to or for the credit or account of the Makers, and in and on all of which the Makers hereby grant the Lender a first priority security interest in and lien on to secure the payment of this Note, all without prior notice to or demand upon the Makers or any other Person, all such prior notices and demands being hereby expressly waived by the Makers. Any requirement of the Kentucky UCC or the Delaware UCC for reasonable notice shall be met if such notice is mailed, postage pre-paid, to the Makers at least five (5) days prior to the time of the event given rise to the requirement of notice. Notice shall be mailed to the address of the Makers as shown on the records of the Lender maintained with respect to the Loan. The Lender shall have no responsibility for the collection or protection of any collateral or any part thereof or to exercise (or give notice to the Makers of) any option, privilege or right with respect to any collateral, all of which are waived by the Makers. The Lender, at its option, may transfer or register all or any part of any collateral into its or its nominee’s name without any indication of security interest, without notice in either before or after the maturity of this Note. The Lender may transfer this Note, and deliver any collateral to the transferee, and the transferee shall become vested with all powers and rights given to the Lender with respect to such collateral.

10.         Rights Under Security Instruments; Cumulative Rights. Upon the occurrence of any Event of Default, the Lender shall have all of the rights and remedies under this Note, the Security Instruments and at law or in equity. All of the rights and remedies of the Lender upon the occurrence of an Event of Default hereunder shall be cumulative to the greatest extent permitted by law.

11.         Indemnity. The Makers shall jointly and severally indemnify and hold harmless the Lender, its successors, assigns, officers, shareholders, agents and employees, from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, reasonable attorneys’ fees and costs, arising out of, connected with or resulting from (a) this Note or any of the Security Instruments, (b) the Lender’s preservation or attempted preservation of any of the collateral taken pursuant to any of the Security Instruments, and/or (c) any failure of the security interests and liens granted to the Lender pursuant to the Security Instruments to be or to remain perfected or to have the priority as contemplated herein and in the Security Instrument; provided, however, the Makers shall not have any obligation to indemnify the Lender for any such claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and/or liabilities to the extent the same have been caused by or have arisen solely and completely from any gross negligence or willful misconduct committed by the Lender. At the Lender’s request, the Makers shall, at their own cost and expense, defend or cause to be defended any and all such actions or suits that may be brought against the Lender and, in any event, shall satisfy, pay and discharge any and all judgments, awards, penalties, costs and fines that may be recovered against the Lender in any such action, plus all attorneys’ fees and costs related thereto to the extent permitted by applicable law; provided, however, that the Lender shall give the Makers (to the extent the Lender seeks indemnification from the Makers under this section) prompt written notice of any such claim, demand or suit after the Lender has received written notice thereof, and the Lender shall not settle any such claim, demand or suit, if the Lender seeks indemnification therefor from the Makers, without first giving notice to the Makers of the Lender’s desire to settle and obtaining the consent of the Makers to the same, which consent the Makers hereby agree not to unreasonably withhold. All obligations of the Makers under this section shall survive the payment of the Note.

Exhibit 10.1

12.         Invalidity. If any part of this Note shall be adjudged invalid or unenforceable, whether in general or in any particular circumstance, then such partial invalidity or enforcement shall not cause the remainder of this Note to be or to become invalid or unenforceable, and if a provision hereof is held invalid or unenforceable, and if a provision hereof is held invalid or unenforceable in one or more of its applications, the Lender and the Makers hereby agree that said provision shall remain in effect in all valid applications that are severable from the invalid or unenforceable application or applications.

13.         Assignment. This Note may not be assigned by any or all of the Makers. This Note and the Security Instruments may be assigned by the Lender. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations, covenants and agreements of the Makers shall bind its successors and assigns, if any.

14.         Entire Agreement. This Note and the Security Instruments constitute the entire agreement between the Lender and the Makers with respect to the subject matter hereof.

15.         Costs and Expenses. The Makers jointly and severally agree to pay: (a) the reasonable fees of Lender’s counsel, including all out-of-pocket expenses incurred by such counsel, including costs incurred on behalf of the Lender in the negotiation, preparation, printing, documentation, review and execution of this Note and the Security Instruments, and (b) all other charges, out-of-pocket costs and expenses incurred by the Lender or Lender’s counsel including, without limitation, including all documentary stamp or other tax liabilities, recording fees and costs of lien searches, certified documents and flood zone verifications. All obligations of the Makers under this section shall survive the termination or cancellation of this Note for any reason whatsoever.

16.         No Third Party Beneficiaries. All conditions of the obligations of the Lender to disburse the proceeds of the Loan hereunder are imposed solely and exclusively for the benefit of the Lender and its successors and assigns and the Makers, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to disburse proceeds of the Loan in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time in its sole and absolute discretion.

17.          Amendments. No amendment, modification, or supplement to this Note or the Security Instruments, or to any other document or instrument executed or issued by any of the parties hereto in connection with the transactions contemplated herein, shall be binding unless executed in writing by all parties hereto or thereto; and the provisions of this Note and the Security Instruments shall not be subject to waiver by any party and shall be strictly enforced.

Exhibit 10.1

18.          Role of the Lender. Notwithstanding any of the terms or conditions hereof or of the Security Instruments to the contrary, the Lender shall not have, and by its execution and acceptance of this Note hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of any of the Makers. Any term or condition hereof, or of any of the Security Instruments, permitting the Lender to take or refrain from taking any action with respect to the Makers or the collateral shall be deemed solely to permit the Lender to audit and review the management, operation and conduct of the business and affairs of the Makers and to maintain and preserve the security given by the Makers to the Lender, for the secured obligations, and may not be relied upon by any other Person. Further, the Lender shall not have, has not assumed, and by its execution and acceptance of this Note and the Security Instruments hereby expressly disclaims, any liability or responsibility for the payment or performance of any indebtedness or obligation of the Makers, and no term or condition hereof, or of any of the Security Instruments, shall be construed otherwise.

19.         Subordination. This Note may be subordinated in the future to a commercial credit facility, subject to Lender’s consent (which will not be unreasonably withheld) with regard to the terms of such subordination.

20.         No Implied Waivers; Time is of the Essence. The failure of the Lender to exercise any of its rights, powers and/or remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the Lender for an Event of Default hereunder and/or under the Security Instruments, shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in (i) the payment of all installments of principal of and accrued interest on this Note, and (ii) the performance of the Makers’ other obligations hereunder and under the Security Agreements, Mortgages and the Security Instruments.

21.         Attorneys’ Fees. If there is any Event of Default under this Note and/or the Security Instruments which is not timely cured, and this Note is placed in the hands of any attorney for collection, or is collected through any court, including any bankruptcy court, the Makers promise and agree to pay to the Lender its reasonable attorneys’ fees, court costs and other expenses incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the Lender’s rights hereunder and under the Security Instruments.

22.         Prepayment. This Note may be prepaid at any time, in whole or in part, without penalty or premium. Any prepayment will be applied first to accrued but unpaid interest, second to the principal amount due under Section 2(a), third to the principal amount due under Section 2(b), and fourth to the remaining principal balance due at the Maturity Date.

23.         Governing Law; Jurisdiction. This Note and all of the rights and remedies of the holder hereof shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to conflicts of law principles. THE MAKERS SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY AND OF ANY KENTUCKY STATE COURT SETTING IN JEFFERSON COUNTY, KENTUCKY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE, THE SECURITY AGREEMENTS, MORTGAGES OR ANY OF THE OTHER LOAN INSTRUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

24.         Waivers. The Makers hereby waive presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waives all exemptions to which it may now or hereafter be entitled to under the laws of this or any other state or of the United States. The Lender shall have the right to grant the Makers any extension of time for payment of this Note or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note if any, as applicable, in every instance without the consent of the Makers and without in any way affecting the liability of the Makers hereunder and without waiving any rights the Lender may have hereunder or by virtue of the laws of the Commonwealth of Kentucky or any other state or of the United States.

Exhibit 10.1

25.         Legal Rate of Interest. Nothing herein contained shall be construed or so operate as to require payment of interest at a rate greater than the highest permitted contract rate under applicable law, or to make any payment or to do any act contrary to applicable law. To this end, if during the course of any litigation involving the enforceability of the obligations represented by this Note, a court having jurisdiction of the subject matter or of the parties to said litigation shall determine that either the interest rate as set forth herein, or the effect of said rate in relation to the particular circumstances of default resulting in said litigation, are separately or collectively usurious, then the interest rate set forth herein shall be reduced, or the operation and effect thereof ameliorated, to achieve the highest interest rate or charge which shall not be usurious. As an example of such an amelioration, in the event the indebtedness represented by this Note is declared due by the Lender prior to maturity, and the total amount of interest paid causes interest to exceed the highest rate permitted by law, such interest rate shall be recalculated at the highest rate which shall not be usurious and any excess paid over such recalculated interest rate shall be credited to the unpaid principal of this Note.

26.         Captions. The section headings of this Note are inserted herein solely for convenience of reference and shall not affect the construction or interpretation of the provisions hereof.

27.         WAIVER OF JURY TRIAL. THE MAKERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AFTER ACTUAL CONSULTATION OR THE OPPORTUNITY TO HAVE CONSULTATION WITH LEGAL COUNSEL) WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, OR ANY OF THE SECURITY INSTRUMENTS, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE LOAN OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER IN MAKING THE LOAN TO THE MAKERS. THE PROVISIONS OF THIS SECTION MAY ONLY BE MODIFIED BY A WRITTEN INSTRUMENT EXECUTED BY THE MAKERS AND THE LENDER.

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Exhibit 10.1

IN WITNESS WHEREOF, the Makers agree to each of the terms set forth above and has executed this Note as of the date first listed above.

SYPRIS SOLUTIONS, INC.,

a Delaware corporation

By: /s/ Richard L. Davis

Title: Senior Vice President, Treasurer and Assistant Secretary

SYPRIS TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

SYPRIS TECHNOLOGIES MARION, LLC,

a Delaware limited liability company

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

SYPRIS TECHNOLOGIES MEXICAN

HOLDINGS, LLC, a Delaware limited liability

company

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

SYPRIS TECHNOLOGIES NORTHERN, INC.,

a Delaware corporation

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

Exhibit 10.1

SYPRIS TECHNOLOGIES SOUTHERN, INC.,

a Delaware corporation

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

SYPRIS TECHNOLOGIES INTERNATIONAL,

INC., a Delaware corporation

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

SYPRIS ELECTRONICS, LLC,

a Delaware limited liability company

By: /s/ Richard L. Davis

Title: Vice President and Treasurer

                        (the “Makers”)

Exhibit 10.1

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Senior Vice President, Treasurer and Assistant Secretary of SYPRIS SOLUTIONS, INC., a Delaware corporation, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

COMMONWEALTH OF KENTUCKY       )

                                                                         ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES, INC., a Delaware corporation, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

Exhibit 10.1

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware limited liability company, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

Exhibit 10.1

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028

COMMONWEALTH OF KENTUCKY       )

                                                          ) SS:

COUNTY OF JEFFERSON                           )

The foregoing instrument was subscribed, sworn to and acknowledged before me this 21st day of March, 2025, by Richard L. Davis, as the Vice President and Treasurer of SYPRIS ELECTRONICS, LLC, a Delaware limited liability company, to be his/her free act and voluntary deed and the free act and voluntary deed of such company.

/s/ Curtis S. Petrie NOTARY PUBLIC #KYNP92578
[SEAL]
My Commission Expires: 09-18-2028